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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2005 to September 30, 2005

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

September 30, 2005

Classes A, B, C and I

Fixed Income Funds

•  ING Aeltus Money Market Fund

•  ING Government Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY	Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing the ING Global Equity Dividend and Premium Opportunity Fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

When the Fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the Fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The Fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent1. It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
October 27, 2005

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1  Morgan Stanley Capital International

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2005

In the six months through September 30, 2005, major markets recovered after first quarter losses. Global equities rose 7.4%, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) (which is calculated in dollars and includes net reinvested dividends). Nearly half of the gain came in July, the best month since 2003. As for currencies, the dollar extended first quarter strength, based on faster U.S. growth and rising short-term interest rates. The euro was further buffeted by the defeat of a proposal for a European constitution, followed by an acrimonious stalemate on a European budget. For the six months, the U.S. currency rose 7.8% against the euro, 7.2% against the pound and 5.9% against the oil price sensitive yen.

Trends in investment grade U.S. fixed income securities had been dominated since the middle of 2004 by the flattening of the U.S. Treasury yield curve as ten-year yields fell even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates seven times to the end of March 2005. In the next five months, apart from approximately five weeks in July 2005 and early August 2005 when the economic data was more upbeat, fears of slowing activity and increasing inflation in the face of repeated record oil prices continued to mount. Inflation would only be controlled by continual “measured” increases in short-term interest rates. The curve-flattening trend was accordingly sustained by three more increases in May, June and August. August ended with second quarter GDP growth being revised downward and a final new record oil price of almost $70 as Hurricane Katrina’s devastation became known. The spread between ten-year and 13-week U.S. Treasury yields had shrunk to 59 basis points, the narrowest since March of 2001. The rebound was swift in early September. However, in Katrina’s aftermath gasoline prices soared: deflationary on demand, inflationary on costs. President Bush lunched with Chairman Greenspan and many hoped that the FOMC might then relent. This caused short-term interest rates to drift down and longer-term rates to rise. But by mid-September, factory prices were reported to have risen by the most in decades. The FOMC duly struck for the 11th time by raising short term interest rates. Katrina was only a near-term setback: the FOMC was still not done. Short rates snapped back, joining longer rates now on the way up. For the half-year the yield on the ten-year U.S. Treasury Note fell by 17 basis points to 4.33%, while the yield on 13-week U.S. Treasury Bills rose 75 basis points to 3.47%. The return on the broader Lehman Brothers Aggregate Bond Index(2) was 2.31%, with not much difference between the Treasury and Corporate components on average. High yield bonds did rather well as investors chased yield. The Lehman Brothers High Yield Bond Index(3) returned 3.71%.

The U.S. equities market in the form of the Standard & Poor’s 500 Index (“S&P 500 Index”)(4), gained 5.0% (including dividends) in the half-year through September. The period started with stocks on the downswing after reaching a 2005 high point on March 7. Economists keenly watched the swirling crosscurrents in the fixed income markets described above. Falling bond yields generally make stocks relatively more attractive. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. But inexorably rising short-term rates tend to dampen demand and profit margins. Still, stocks benefited from July’s positive reports, especially robust second quarter company earnings figures. On August 3, 2005, the S&P 500 Index reached its highest level in four years, but then fell back. It was not a sell-off, more the drift down of a market that was not particularly cheap or expensive, just one whose best days were probably behind it. Little headway was made in September after Hurricane Katrina followed by Rita. High prices at the pump were already here. An expensive winter for heating fuel appeared to be certain. Evidence of sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports. By month end, with consumer confidence slumping, some commentators could be heard grumbling about stagflation.

Internationally, Japan equities soared 15.0%, based on the MSCI Japan Index(5) calculated in dollars plus net dividends. The market did little until August, but thereafter a new sense of optimism took hold, based on an encouraging improvement in domestic demand. However mostly was due to the chance of a new reformist beginning under Prime Minister Koizumi, who won a landslide election victory in support of his proposal to privatize Japan Post, the savings vehicle of choice among the Japanese public and, improbably, the world’s largest financial institution.

European ex UK markets added 7.4% in the half-year according to the MSCI Europe ex UK Index(6) including net dividends. Such bullish performance belied bearish economic conditions. High unemployment and restrictive employment practices continued to depress

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2005

domestic demand while political deadlock in Germany disappointed reformers. But this served only to depress the euro. Stock markets cheered the weaker currency, while corporate profits held up and merger and acquisition activity revived, allowing stocks to advance in the face of record low bond yields.

The UK market gained 5.7% calculated in dollars, based on the MSCI UK Index(7) including net dividends. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring property prices. By the period end, house prices were falling, manufacturing was in decline, retail sales were at multi-year lows and second quarter GDP growth was the slowest since 1993. Nonetheless, company earnings held up and despite terrorist attacks, investors supported an inexpensive market that paid over 3% in dividends as they waited for better times.

(1)  The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AELTUS MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types

as of September 30, 2005

(as a percent of total investment)

Portfolio holdings are subject to change daily.

The ING Aeltus Money Market Fund (the “Fund”) seeks to provide a high level of current income, consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Federal Open Market Committee (“FOMC”) continued its measured pace of increasing short-term interest rates, raising the Federal Funds rate in 0.25% increments at each of the FOMC meetings during the period, from 2.75% as of March 31, 2005 to 3.75% as of September 30, 2005, despite concerns about the short-term economic growth impact and spike in energy costs related to Hurricane Katrina. Chairman Greenspan and the other FOMC members do not appear to be done raising interest rates any time soon. In various speeches following Hurricane Katrina and the September 20th FOMC meeting, the FOMC participants focused on the potential for inflation to pick up in 2006 due to higher energy costs and rebuilding efforts following Hurricane Katrina.

Rates for short-term money market securities increased during the quarter approximately 50 basis points in response to the increases in the Federal Funds rate and in anticipation of more increases in 2005 and 2006. The Fund benefited from the large amount of interest sensitive floating rate securities owned throughout the quarter. In addition to our emphasis on floating rate securities, we continued to focus new purchases on very short maturity securities that typically matured prior to the next FOMC meeting, which also performed well during the rising rate environment. We maintained a short weighted average maturity similar to or shorter than the iMoneyNet First Tier Average.

Current Strategy and Outlook: The short-term market consensus as of the end of September is for the Federal Funds rate to be at 4% at year-end. We believe that the FOMC will keep raising the Federal Funds rate at least 25 basis points at each of the meetings in the fourth quarter, taking the rate to 4.25% or higher, and continue with additional increases in 2006. Our strategy continues to focus on maintaining a high exposure to floating rate notes and making selective purchases in the three-month and under maturity sector where yield levels fully price in 25 basis point increases at each of the Federal Reserve meetings in between. We intend to keep the weighted average maturity relatively short until the markets start to price in a more aggressive Federal Reserve than what is currently priced into the market.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING GOVERNMENT FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types

as of September 30, 2005

(as a percent of total investments)

Portfolio holdings are subject to change daily.

The ING Government Fund (the “Fund”) seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund is managed by a team of fixed income specialists led by James B. Kauffmann and Chris Diaz, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended September 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.48% compared to 1.77% for the Lehman Brothers Intermediate Government Bond Index(4).

Portfolio Specifics: Due to the decrease in U.S. Treasury yields, the Lehman Brothers Intermediate Government Bond Index returned 2.31% in the second quarter. Interest rates declined between 14 and 57 basis points in the two- to 10-year maturity sectors of the yield curve. For the first half of the reporting period, the Fund underperformed the index by 8 basis points before fees. Over the period, the Fund was short duration and underweight the two- and five-year area of the yield curve. Duration positioning was the primary determinant in the Fund’s underperformance, as rates decreased materially in the quarter. Relative to the index, the Fund was underweight in U.S. Treasuries, slightly overweight in agencies, with an off-index position in mortgage-backed securities. The positions in agencies and mortgages helped performance as these sectors provided positive excess returns over similar maturity Treasuries.

In the second half of the reporting period, interest rates rose between 41 and 53 basis points in the two- to 10-year maturity sectors of the yield curve. For the quarter, the Fund outperformed the index by 30 basis points before fees. Over the period, the Fund was short duration and underweight the two- and five-year area of the yield curve. Duration positioning was the primary determinant in the Fund’s outperformance, as rates rose. Relative to the index, the Fund was underweight in Treasuries, slightly overweight in agencies, with off-index positions in mortgage-backed securities and Treasury Inflation Protected securities (TIPS). The positions in agencies and TIPS helped performance as these sectors provided positive excess returns over similar maturity Treasuries.

Top Ten Industries

as of September 30, 2005

(as a percent of net assets)

U.S. Treasury Bonds	27.5%
Federal Home Loan Mortgage Corporation	15.8%
Federal National Mortgage Association	15.2%
Whole Loan Collaterallized Mortgage Obligations	9.1%
U.S. Treasury Notes	7.8%
Federal Home Loan Bank	5.0%
Treasury Inflation Protected Securities	4.5%
Municipal Bonds	0.9%
Government National Mortgage Association	0.5%
Diversified Financial Services	0.5%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Despite numerous and anticipated Federal Reserve tightenings financial conditions remain accommodative and global liquidity robust. The steady march to a neutral Federal Funds rate — whatever that might be — has not be slowed by hurricanes, high-profile bankruptcies, or the credit deterioration of the automotive sector. Indeed, recent economic activity tended to surprise on the upside, employment expanded, and inflation crept higher in the second quarter. We expect the Fed to remain vigilant on inflation and transparent in its actions, thus increasing overnight rates toward 4.25% or 4.50% in early 2006.

As interest rates are likely to increase, the Fund will continue to have a defensive stance with an underweight duration posture. The Fund will also likely remain underweight duration in the front end of the yield curve as the Federal Reserve will probably continue down its measured path of raising interest rates. We expect to remain overweight agency bonds in the front end of the yield curve with a position in mortgage-backed securities, as they provide a higher yield than Treasury securities.

PORTFOLIO MANAGERS’ REPORT	ING GOVERNMENT FUND

Average Annual Total Returns for the Periods Ended September 30, 2005

				Since Inception		Since Inception
				of Class B		of Class C
	1 Year	5 Year	10 Year	March 1, 1999		June 30, 1998

Including Sales Charge:
Class A(1)	(3.63)%	3.58%	4.47%	—		—
Class B(2)	(4.37)%	3.49%	—	3.75%		—
Class C(3)	(0.55)%	3.83%	—	—		3.71%
Class I	1.43%	4.85%	5.36%	—		—

Excluding Sales Charge:
Class A	1.18%	4.59%	4.98%	—		—
Class B	0.46%	3.84%	—	3.75%		—
Class C	0.42%	3.83%	—	—		3.71%
Class I	1.43%	4.85%	5.36%	—		—
Lehman Brothers Intermediate Government Bond Index(4)	1.31%	5.51%	5.78%	5.31	%(5)	5.41	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Government Fund against the Index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Goverment Bond Index that have a maturity of one to 9.99 years.

(5)	Since inception performance for index is shown from April 1, 1999.

(6)	Since inception performance for index is shown from July 1, 1998.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 to September 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Aeltus Money Market Fund	April 1, 2005	September 30, 2005	Ratio	September 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,013.90	0.59%	$2.98
Class B	1,000.00	1,008.80	1.59	8.01
Class C	1,000.00	1,013.80	0.59	2.98
Class I	1,000.00	1,013.90	0.59	2.98
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.41	0.59%	$2.99
Class B	1,000.00	1,017.10	1.59	8.04
Class C	1,000.00	1,022.11	0.59	2.99
Class I	1,000.00	1,022.11	0.59	2.99

ING Government Fund
Actual Fund Return
Class A	$1,000.00	$1,014.80	0.95%	$4.80
Class B	1,000.00	1,012.10	1.70	8.57
Class C	1,000.00	1,011.10	1.70	8.57
Class I	1,000.00	1,016.10	0.70	3.54
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.31	0.95%	$4.81
Class B	1,000.00	1,016.55	1.70	8.59
Class C	1,000.00	1,016.55	1.70	8.59
Class I	1,000.00	1,021.56	0.70	3.55

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2005 (UNAUDITED)

	ING
	Aeltus	ING
	Money Market	Government
	Fund	Fund

ASSETS:
Investments in securities at value+*	$—	$43,810,326
Short-term investments at amortized cost	209,214,957	13,145,851
Repurchase agreement	2,762,000	5,962,000
Cash	26,403	—
Cash collateral for futures	—	46,960
Receivables:
Investment securities sold	—	166
Fund shares sold	418,397	19,000
Dividends and interest	484,698	608,851
Variation margin recievable	—	4,375
Prepaid expenses	29,229	23,004
Reimbursement due from manager	—	6,146
Total assets	212,935,684	63,626,679

LIABILITIES:
Payable for fund shares redeemed	3,551,117	15,002
Payable for futures variation margin	—	4,922
Payable upon receipt of securities loaned	—	13,145,851
Income distribution payable	14,521	—
Payable to affiliates	88,365	33,149
Payable to custodian due to bank overdraft	—	75,804
Payable for director fees	10,739	2,097
Other accrued expenses and liabilities	198,709	45,343
Total liabilities	3,863,451	13,322,168
NET ASSETS	$209,072,233	$50,304,511

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$209,328,507	$51,735,893
Undistributed net investment income	34,605	62,112
Accumulated net realized loss on investments, foreign currency related transactions, futures, and swaps	(290,879)	(155,224)
Net unrealized depreciation on investments, foreign currency related transactions, futures, and swaps	—	(1,338,270)
NET ASSETS	$209,072,233	$50,304,511

+	Including securities loaned at value	$—	$12,945,354
*	Cost of investments in securities	$—	$45,141,937

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2005 (CONTINUED) (UNAUDITED)

	ING
	Aeltus	ING
	Money Market	Government
	Fund	Fund

Class A:
Net assets	$127,407,342	$30,991,524
Shares authorized	1,000,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	127,565,488	3,078,058
Net asset value and redemption price per share	$1.00	$10.07
Maximum offering price per share	$1.00	$10.57	(1)

Class B:
Net assets	$3,972,484	$2,172,786
Shares authorized	1,000,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,975,785	215,644
Net asset value and redemption price per share(2)	$1.00	$10.08
Maximum offering price per share	$1.00	$10.08

Class C:
Net assets	$6,239,160	$928,271
Shares authorized	1,000,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	6,244,238	92,162
Net asset value and redemption price per share(2)	$1.00	$10.07
Maximum offering price per share	$1.00	$10.07

Class I:
Net assets	$71,453,247	$16,211,930
Shares authorized	1,000,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	71,545,488	1,607,645
Net asset value and redemption price per share	$1.00	$10.08
Maximum offering price per share	$1.00	$10.08

(1)   Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended as of SEPTEMBER 30, 2005 (UNAUDITED)

	ING Aeltus Money Market Fund	ING Government Fund

INVESTMENT INCOME:
Dividends	$—	$8,616
Interest	3,478,964	1,261,441
Securities lending income	—	10,532
Total investment income	3,478,964	1,280,589

EXPENSES:
Investment management fees	423,259	129,981
Distribution and service fees:
Class A	—	40,648
Class B	19,695	11,083
Class C	—	4,280
Transfer agent fees	67,880	9,020
Administrative service fees	84,653	20,797
Shareholder reporting expense	10,348	3,507
Registration fees	49,733	24,121
Professional fees	17,738	6,282
Custody and accounting expense	7,320	9,165
Directors fees	8,688	2,696
Miscellaneous expense	5,703	2,870
Total expenses	695,017	264,450
Net waived and reimbursed fees	—	(26,916)
Net expenses	695,017	237,534
Net investment income	2,783,947	1,043,055

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES AND SWAPS:
Net realized gain (loss) on:
Investments	8,343	(30,873)
Foreign currency related transactions	—	18,091
Futures and swaps	—	(53,007)
Net realized gain (loss) on investments, foreign currency related transactions, futures and swaps	8,343	(65,789)
Net change in unrealized appreciation or depreciation on:
Investments	—	(204,022)
Futures and swaps	—	55,194
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	—	(148,828)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures and swaps	8,343	(214,617)
Increase in net assets resulting from operations	$2,792,290	$828,438

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Aeltus Money Market Fund		ING Government Fund
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	September 30, 2005	March 31, 2005	September 30, 2005	March 31, 2005
FROM OPERATIONS:
Net investment income	$2,783,947	$2,498,722	$1,043,055	$1,986,366
Net realized gain (loss) on investments, foreign currency related transactions, futures and swaps	8,343	345,999	(65,789)	(18,538)
Net change in unrealized depreciation on investments, foreign currency related transactions, futures and swaps	—	—	(148,828)	(2,458,946)
Net increase (decrease) in net assets resulting from operations	2,792,290	2,844,721	828,438	(491,118)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,769,768)	(1,510,641)	(575,147)	(1,403,402)
Class B	(34,549)	(22,356)	(31,283)	(61,909)
Class C	(76,234)	(58,265)	(12,189)	(22,163)
Class I	(1,016,613)	(884,424)	(308,996)	(601,639)
Net realized gains:
Class A	—	—	—	(387,822)
Class B	—	—	—	(27,506)
Class C	—	—	—	(10,384)
Class I	—	—	—	(195,130)
Total distributions	(2,897,164)	(2,475,686)	(927,615)	(2,709,955)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	168,036,723	181,061,444	6,658,434	13,304,017
Dividends reinvested	2,813,726	2,405,134	912,276	2,667,135
	170,850,449	183,466,578	7,570,710	15,971,152
Cost of shares redeemed	(167,405,811)	(217,329,078)	(10,411,197)	(36,678,005)
Net increase (decrease) in net assets resulting from capital share transactions	3,444,638	(33,862,500)	(2,840,487)	(20,706,853)
Net increase (decrease) in net assets	3,339,764	(33,493,465)	(2,939,664)	(23,907,926)

NET ASSETS:
Beginning of period	205,732,469	239,225,934	53,244,175	77,152,101
End of period	$209,072,233	$205,732,469	$50,304,511	$53,244,175
Undistributed net investment income (accumulated net investment loss) at end of period	$34,605	$147,822	$62,112	$(53,328)

See Accompanying Notes to Financial Statements

ING AELTUS MONEY MARKET FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months						Five Months
	Ended						Ended
	September 30,	Year Ended March 31,					March 31,	Year Ended October 31,
	2005	2005		2004		2003	2002(1)(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Total from investment operations	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Less distributions from:
Net investment income	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Total distributions	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Net asset value, end of period	$1.00	1.00		1.00		1.00	1.00	1.00	1.00
Total Return(3)%	1.39	1.17	†	0.47	†	1.08	0.70	4.58	5.97

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$127,407	125,642		138,666		174,475	205,147	209,870	194,454
Ratios to average net assets:
Net expenses after expense reimbursement(4)%	0.59	0.62		0.73		0.69	0.70	0.64	0.59
Gross expenses prior to expense reimbursement(4)%	0.59	0.62		0.73		0.69	0.70	0.64	0.65
Net investment income after expense reimbursement(4)(5)%	2.65	1.16		0.47		1.11	1.67	4.51	5.80

	Class B
	Six Months							Five Months
	Ended							Ended
	September 30,	Year Ended March 31,						March 31,		Year Ended October 31,
	2005	2005		2004		2003		2002(1)(2)		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00		1.00		1.00	1.00
Income from investment operations:
Net investment income	$0.01	0.01		0.00	*	0.00	*	0.00	*	0.03	0.05
Total from investment operations	$0.01	0.01		0.00	*	0.00	*	0.00	*	0.03	0.05
Less distributions from:
Net investment income	$0.01	0.01		0.00	*	0.00	*	0.00	*	0.03	0.05
Total distributions	$0.01	0.01		0.00	*	0.00	*	0.00	*	0.03	0.05
Net asset value, end of period	$1.00	1.00		1.00		1.00		1.00		1.00	1.00
Total Return(3)%	0.88	0.53	†	0.17	†	0.22		0.29		3.55	4.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,972	3,766		4,007		6,063		1,880		1,199	159
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.59	1.24		1.04		1.53		1.70		1.64	1.59
Gross expenses prior to expense reimbursement(4)%	1.59	1.62		1.73		1.70		1.70		1.64	1.65
Net investment income after expense reimbursement(4)(5)%	1.64	0.52		0.17		0.19		0.67		3.51	4.80

(1)              The Fund changed its fiscal year-end from October 31 to March 31.

(2)              Effective March 1, 2002, ING Investments, LLC, became the Investment Manager of the Fund and ING Investment Management Co., was appointed as Sub-Adviser.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              ING Funds Distributor, LLC, voluntarily waived 0.38%, 0.69% and 0.17% of distribution and services fees on Class B during the years ended March 31, 2005, March 31, 2004, and March 31 2003, respectively.

*                 Amount is less than $0.01 per share.

†                  There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements.

ING AELTUS MONEY MARKET FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months						Five Months
	Ended						Ended
	September 30,	Year Ended March 31,					March 31,	Year Ended October 31,
	2005	2005		2004		2003	2002(1)(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Total from investment operations	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Less distributions from:
Net investment income	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Total distributions	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Net asset value, end of period	$1.00	1.00		1.00		1.00	1.00	1.00	1.00
Total Return(3)%	1.38	1.17	†	0.47	†	1.08	0.70	4.58	5.97

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,239	4,778		5,615		8,419	10,866	12,013	9,611
Ratios to average net assets:
Net expenses after expense reimbursement(4)%	0.59	0.62		0.73		0.69	0.70	0.64	0.59
Gross expenses prior to expense reimbursement(4)%	0.59	0.62		0.73		0.69	0.70	0.64	0.65
Net investment income after expense reimbursement(4)%	2.67	1.14		0.47		1.10	1.67	4.51	5.80

	Class I
	Six Months						Five Months
	Ended						Ended
	September 30,	Year Ended March 31,					March 31,	Year Ended October 31,
	2005	2005		2004		2003	2002(1)(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Total from investment operations	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Less distributions from:
Net investment income	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Total distributions	$0.02	0.01		0.00	*	0.01	0.01	0.05	0.06
Net asset value, end of period	$1.00	1.00		1.00		1.00	1.00	1.00	1.00
Total Return(3)%	1.39	1.17	†	0.47	††	1.08	0.70	4.58	5.97

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$71,453	71,495		90,938		145,142	208,063	239,531	245,774
Ratios to average net assets:
Net expenses after expense reimbursement(4)%	0.59	0.62		0.73		0.69	0.70	0.64	0.59
Gross expenses prior to expense reimbursement(4)%	0.59	0.62		0.73		0.69	0.70	0.64	0.65
Net investment income after expense reimbursement(4)%	2.64	1.13		0.47		1.12	1.67	4.51	5.80

(1)              The Fund changed its fiscal year-end from October 31 to March 31.

(2)              Effective March 1, 2002, ING Investments, LLC, became the Investment Manager of the Fund and ING Investment Management Co., was appointed as Sub-Adviser.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

*                 Amount is less than $0.01 per share.

†                  There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

††            Total return without the effect of reimbursement by affiliate for investment transaction losses would have been (0.53%) for Class I.

See Accompanying Notes to Financial Statements.

ING GOVERNMENT FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months				Five Months
	Ended				Ended
	September 30,	Year Ended March 31,			March 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.10	10.62	10.73	10.13	10.70	9.94	9.86
Income (loss) from investment operations:
Net investment income	$0.20	0.32	0.24	0.27	0.13	0.46	0.55
Net realized and unrealized gain (loss) on investments	$(0.05)	(0.37)	0.05	0.68	(0.41)	0.74	0.08
Total from investment operations	$0.15	(0.05)	0.29	0.95	(0.28)	1.20	0.63
Less distributions from:
Net investment income	$0.18	0.35	0.27	0.28	0.15	0.44	0.55
Net realized gain on investments	$—	0.12	0.13	0.07	0.14	—	—
Total distributions	$0.18	0.47	0.40	0.35	0.29	0.44	0.55
Net asset value, end of period	$10.07	10.10	10.62	10.73	10.13	10.70	9.94
Total Return(3)%	1.48	(0.52)	2.74	9.52	(2.60)	12.35	6.65

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,992	34,206	55,708	60,616	24,148	24,711	11,413
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	0.95	0.95	0.95	0.95	0.95	0.95	0.95
Gross expenses prior to expense reimbursement(4)%	1.05	1.03	1.06	1.09	1.13	1.20	1.22
Net investment income after expense reimbursement(4)(5)%	3.95	3.11	2.23	2.62	3.08	4.55	5.65
Portfolio turnover rate %	104	183	330	260	167	260	139

	Class B
	Six Months				Five Months
	Ended				Ended
	September 30,	Year Ended March 31,			March 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.10	10.64	10.73	10.13	10.71	9.95	9.86
Income (loss) from investment operations:
Net investment income	$0.16	0.25	0.17	0.19	0.10	0.36	0.48
Net realized and unrealized gain (loss) on investments	$(0.04)	(0.40)	0.05	0.69	(0.42)	0.77	0.08
Total from investment operations	$0.12	(0.15)	0.22	0.88	(0.32)	1.13	0.56
Less distributions from:
Net investment income	$0.14	0.27	0.18	0.21	0.12	0.37	0.47
Net realized gain on investments	$—	0.12	0.13	0.07	0.14	—	—
Total distributions	$0.14	0.39	0.31	0.28	0.26	0.37	0.47
Net asset value, end of period	$10.08	10.10	10.64	10.73	10.13	10.71	9.95
Total Return(3)%	1.21	(1.42)	2.13	8.75	(2.99)	11.52	5.88

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,173	2,086	2,831	4,952	486	512	68
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.70	1.70	1.70	1.69	1.70	1.70	1.70
Gross expenses prior to expense reimbursement(4)%	1.80	1.78	1.81	1.84	1.88	1.95	1.97
Net investment income after expense reimbursement(4)(5)%	3.17	2.41	1.48	1.77	2.33	3.78	4.90
Portfolio turnover rate %	104	183	330	260	167	260	139

(1)     The Fund changed its fiscal year-end from October 31 to March 31.

(2)     Effective March 1, 2002, ING Investments, LLC, became the Investment Manager of the Fund and ING Investment Management Co., was appointed as Sub-Adviser.

(3)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)     Annualized for periods less than one year.

(5)     The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING GOVERNMENT FUND (UNAUDITED) (CONTINUED)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months				Five Months
	Ended				Ended
	September 30,	Year Ended March 31,			March 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.10	10.63	10.73	10.12	10.69	9.93	9.85
Income (loss) from investment operations:
Net investment income	$0.16	0.25	0.18	0.19	0.11	0.38	0.47
Net realized and unrealized gain (loss) on investments	$(0.05)	(0.39)	0.03	0.70	(0.42)	0.74	0.09
Total from investment operations	$0.11	(0.14)	0.21	0.89	(0.31)	1.12	0.56
Less distributions from:
Net investment income	$0.14	0.27	0.18	0.21	0.12	0.36	0.48
Net realized gain on investments	$—	0.12	0.13	0.07	0.14	—	—
Total distributions	$0.14	0.39	0.31	0.28	0.26	0.36	0.48
Net asset value, end of period	$10.07	10.10	10.63	10.73	10.12	10.69	9.93
Total Return(3)%	1.11	(1.36)	2.05	8.89	(2.95)	11.50	5.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$928	769	1,131	2,330	511	705	129
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.70	1.70	1.70	1.70	1.70	1.70	1.70
Gross expenses prior to expense reimbursement(4)%	1.80	1.78	1.81	1.85	1.88	1.95	1.97
Net investment income after expense reimbursement(4)(5)%	3.17	2.40	1.45	1.77	2.33	3.79	4.90
Portfolio turnover rate %	104	183	330	260	167	260	139

	Class I
	Six Months				Five Months
	Ended				Ended
	September 30,	Year Ended March 31,			March 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.11	10.64	10.74	10.14	10.71	9.94	9.86
Income (loss) from investment operations:
Net investment income	$0.22	0.35	0.27	0.31	0.14	0.49	0.57
Net realized and unrealized gain (loss) on investments	$(0.06)	(0.39)	0.05	0.67	(0.41)	0.74	0.09
Total from investment operations	$0.16	(0.04)	0.32	0.98	(0.27)	1.23	0.66
Less distributions from:
Net investment income	$0.19	0.37	0.29	0.31	0.16	0.46	0.58
Net realized gain on investments	$—	0.12	0.13	0.07	0.14	—	—
Total distributions	$0.19	0.49	0.42	0.38	0.30	0.46	0.58
Net asset value, end of period	$10.08	10.11	10.64	10.74	10.14	10.71	9.94
Total Return(3)%	1.61	(0.36)	3.09	9.76	(2.52)	12.67	6.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,212	16,183	17,482	20,700	17,724	19,458	11,021
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	0.70	0.70	0.70	0.70	0.70	0.70	0.70
Gross expenses prior to expense reimbursement(4)%	0.80	0.78	0.81	0.84	0.88	0.95	0.97
Net investment income after expense reimbursement(4)(5)%	4.18	3.41	2.47	2.97	3.33	4.80	5.90
Portfolio turnover rate %	104	183	330	260	167	260	139

(1)     The Fund changed its fiscal year-end from October 31 to March 31.

(2)     Effective March 1, 2002, ING Investments, LLC, became the Investment Manager of the Fund and ING Investment Management Co., was appointed as Sub-Adviser.

(3)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)     Annualized for periods less than one year.

(5)     The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are seventeen separate funds, which comprise ING Series Fund, Inc. The two funds (each a “Fund”; collectively the “Funds”) that are in this report are: ING Aeltus Money Market Fund (“Money Market”) and ING Government Fund (“Government”). Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments”), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”), to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter- market are valued at the mean between the last reported bid and ask prices. Allinvestments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations arevalued by using market quotations orindependent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund’s Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securitiesmaturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Money Market uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for theestimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political andeconomic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. The Government Fund may enter into

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Government may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Money Market declares dividends daily and pays dividends monthly. Government declares and pays dividends monthly. Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                Illiquid and Restricted Securities. Money Market and Government may not invest more than 10% and 15%, respectively, of their net assets in illiquid securities. Illiquid securities are not readilymarketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. The Funds may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquidbecause they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.            Delayed Delivery Transactions. Government may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

L.              Mortgage Dollar Roll Transactions. Government may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

M.         Options Contracts. Government may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.            Swap Contracts. Government may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap. For each swap contract, a capital gain or loss is recognized on each contract’s respective payment date.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended September 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Government	$4,008,014	$7,199,941

U.S. Government securities not included above were as follows:

	Purchases	Sales
Government	$38,348,787	$43,414,495

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Money Market — 0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion; and for Government — 0.500% of the first $250 million, 0.475% of the next $250 million, 0.450% of the next $250 million, 0.425% of the next $1.25 billion and 0.400% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. ING IM manages the Funds’ assets in accordance with the Funds’investment objectives, policies, and limitations, subject to oversight by the Investment Manager.

Pursuant to an Administration Agreement, ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

The Investment Manager has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.25% of the average daily net assets associated with those shares.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class I
Money Market	N/A	1.00%	N/A	N/A
Government	0.25%	1.00%	1.00%	N/A

The Funds’ class specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B and Class C shares.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

six months ended September 30, 2005, the Distributor retained the following amounts in sales charges:

	Class A	Class C
	Shares	Shares
Initial Sales Charges	$408	N/A
Contingent Deferred Sales Charges	—	$—

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At September 30, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued		Accrued
	Investment	Accrued	Distribution
	Management	Administrative	and Service
	Fees	Fees	Fees	Total
Money Market	$70,922	$14,184	$3,259	$88,365
Government	20,840	3,334	8,975	33,149

At September 30, 2005, ILIAC owned 29.7% and 52.3% of Money Market and Government, respectively. Also at September 30, 2005, ING National Trust, an indirect, wholly-owned subsidiary of ING Groep, owned 16.0% and 35.1% of Money Market and Government, respectively.

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Money Market and Government have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses for Government to the levels listed below:

Class A	Class B	Class C	Class I
0.95%	1.70%	1.70%	0.70%

The Investment Manager may, at a later date, recoup from the Fund, expenses reimbursed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

As of September 30, 2005, the amount of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager for Government, and the related expiration dates are as follows:

September 30,
2006	2007	2008	Total
$93,934	$96,132	$40,695	$230,761

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the six months ended September 30, 2005, Government utilized the line of credit for one day with a balance of $1,550,000 at an interest rate of 3.75%.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS

Transaction in capital shares and dollars were as follows:

	Class A Shares		Class B Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	September 30,	March 31,	September 30,	March 31,
	2005	2005	2005	2005
Money Market (Number of Shares)
Shares sold	148,392,154	148,812,642	1,798,895	3,775,766
Dividends reinvested	1,748,565	1,491,868	28,360	18,259
Shares redeemed	(148,341,688)	(163,503,778)	(1,619,238)	(4,033,700)
Net increase (decrease) in shares outstanding	1,799,031	(13,199,268)	208,017	(239,675)

Money Market ($)
Shares sold	$148,392,154	$148,816,742	$1,798,895	$3,775,607
Dividends reinvested	1,748,565	1,491,868	28,360	18,259
Shares redeemed	(148,341,688)	(163,503,778)	(1,619,238)	(4,033,700)
Net increase (decrease)	$1,799,031	$(13,195,168)	$208,017	$(239,834)

	Class C Shares		Class I Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	September 30,	March 31,	September 30,	March 31,
	2005	2005	2005	2005
Money Market (Number of Shares)
Shares sold	3,732,965	1,999,786	16,274,607	26,469,902
Dividends reinvested	73,685	57,450	963,116	837,557
Shares redeemed	(2,345,371)	(2,902,043)	(17,261,412)	(46,889,557)
Net increase (decrease) in shares outstanding	1,461,279	(844,807)	(23,689)	(19,582,098)

Money Market ($)
Shares sold	$3,732,965	$1,999,986	$16,274,607	$26,469,109
Dividends reinvested	73,685	57,450	963,116	837,557
Shares redeemed	(2,345,371)	(2,902,043)	(17,261,412)	(46,889,557)
Net increase (decrease)	$1,461,279	$(844,607)	$(23,689)	$(19,582,891)

	Class A Shares		Class B Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	September 30,	March 31,	September 30,	March 31,
	2005	2005	2005	2005
Government (Number of Shares)
Shares sold	473,972	895,228	50,726	52,274
Dividends reinvested	56,192	172,276	2,643	7,433
Shares redeemed	(840,499)	(2,922,634)	(44,157)	(119,460)
Net increase (decrease) in shares outstanding	(310,335)	(1,855,130)	9,212	(59,753)

Government ($)
Shares sold	$4,811,999	$9,240,406	$516,774	$541,820
Dividends reinvested	570,761	1,776,515	26,866	76,597
Shares redeemed	(8,553,759)	(30,360,092)	(447,742)	(1,231,235)
Net increase (decrease)	$(3,170,999)	$(19,343,171)	$95,898	$(612,818)

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class C Shares		Class I Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	September 30,	March 31,	September 30,	March 31,
	2005	2005	2005	2005
Government Fund (Number of Shares)
Shares sold	21,291	49,468	109,305	289,558
Dividends reinvested	633	1,852	30,308	77,055
Shares redeemed	(5,942)	(81,582)	(132,630)	(409,033)
Net increase (decrease) in shares outstanding	15,982	(30,262)	6,983	(42,420)

Government Fund ($)
Shares sold	$216,619	$515,333	$1,113,042	$3,006,458
Dividends reinvested	6,427	19,081	308,222	794,942
Shares redeemed	(60,435)	(848,033)	(1,349,261)	(4,238,645)
Net increase (decrease)	$162,611	$(313,619)	$72,003	$(437,245)

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board the following securities have been deemed to be illiquid. The Government Fund may invest up to 15% (10% for Money Market Fund) of its net assets in illiquid securities.

		Principal	Initial			Percent
		Amount/	Acquisition			of Net
	Security	Shares	Date	Cost	Value	Assets
Money Market	Newcastle CDO I Ltd., 3.860%, due 10/24/05	$3,000,000	10/23/03	$3,000,000	$3,000,000	1.4%
	Newcastle CDO III Corp., 3.860%, due 09/25/06	3,000,000	09/22/05	3,000,000	3,000,000	1.4%
	Goldman Sachs Group, 2.503%, due 02/13/06	4,200,000	01/13/05	4,200,000	4,200,000	2.0%
	Money Market Trust Series A, 3.843%, due 10/10/06	6,700,000	04/15/03	6,700,000	6,700,000	3.2%
				$16,900,000	$16,900,000	8.0%

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

At September 30, 2005, the Government Fund had securities on loan with the following market values:

Value of Securities	Value of
Loaned	Collateral
$ 12,945,354	$ 13,154,386

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended	Year Ended
	September 30, 2005	March 31, 2005
	Ordinary	Ordinary	Long-Term
	Income	Income	Capital Gains
Money Market	$2,897,164	$2,475,686	$—
Government	927,615	2,441,805	268,150

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2005 were:

			Post
	Undistributed Ordinary	Unrealized Appreciation/	October Losses	Capital Loss	Expiration
	Income	Depreciation	Deferred	Carryforwards	Dates
Money Market	$156,916	$—	$—	$(299,222)	2009
Government	—	(1,258,814)	(1,544)	(71,847)	2013

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2005 the following Funds declared dividends from net investment income of:

	Per Share
	Amount	Payable Date	Record Date
Money Market
Class A	$0.0028	November 1, 2005	Daily
Class B	$0.0020	November 1, 2005	Daily
Class C	$0.0028	November 1, 2005	Daily
Class I	$0.0028	November 1, 2005	Daily

Government
Class A	$0.0300	October 31, 2005	October 28, 2005
Class B	$0.0236	October 31, 2005	October 28, 2005
Class C	$0.0235	October 31, 2005	October 28, 2005
Class I	$0.0322	October 31, 2005	October 28, 2005

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Companyentered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING AELTUS MONEY MARKET FUND(1)	AS OF SEPTEMBER 30, 2005 (UNAUDITED)

Principal
Amount			Value
CERTIFICATES OF DEPOSIT: 4.7%
$9,800,000		Washington Mutual Bank, 3.854%, due 05/31/06	$9,800,134
		Total Certificates of Deposit (Cost $9,800,134)	9,800,134

COLLATERALIZED MORTGAGE OBLIGATION: 6.1%
2,100,000	@@,#,C	Cheyne High Grade Ltd., 3.250%, due 11/10/05	2,100,000
3,000,000	@@,#,C,I	Newcastle CDO I Ltd., 3.860%, due 10/24/05	3,000,000
3,000,000	@@,#,C,I	Newcastle CDO III Corp., 3.976%, due 09/25/06	3,000,000
2,900,000	@@,#,C	Putnam Structured Product CDO, 3.788%, due 11/15/05	2,900,000
1,700,000	@@,#,C	Whitehawk CDO Funding Ltd., 3.890%, due 09/15/06	1,700,000
		Total Collateralized Mortgage Obligation (Cost $12,700,000)	12,700,000

COMMERCIAL PAPER: 45.8%
1,550,000	@@	Alliance & Leicester Group, 3.740%, due 12/07/05	1,539,125
500,000	@@	Alliance & Leicester Group, 3.910%, due 01/26/06	493,679
6,400,000		ANZ National Intl., 3.400%, due 10/14/05	6,391,559
1,100,000		ANZ National Intl., 3.480%, due 10/21/05	1,097,769
900,000	@@	ASB Bank Ltd., 3.500%, due 10/21/05	898,168
5,300,000	@@,#	ASB Bank Ltd., 3.600%, due 11/01/05	5,283,114
1,000,000		Barton Capital LLC, 3.700%, due 11/01/05	996,719
4,800,000		Bear Stearns Cos., 2.610%, due 10/03/05	4,798,957
300,000		CBA Deleware Finance, Inc., 3.590%, due 10/25/05	299,254
5,000,000		Concord Minutemen Capital LLC, 3.690%, due 10/25/05	4,987,233
2,600,000	#	Crown Point Capital Co. LLC, 3.630%, due 11/07/05	2,590,086
950,000		Danske Corp., 3.470%, due 10/19/05	948,262
500,000		Danske Corp., 3.650%, due 11/08/05	498,031
650,000		HBOS Treasury, 3.670%, due 11/09/05	647,359
500,000		Jupiter Securitization, 3.490%, due 10/12/05	499,419
4,500,000		Master Funding LLC, 3.030%, due 10/05/05	4,498,105
2,500,000		Master Funding LLC, 3.340%, due 10/12/05	2,497,216
2,500,000	#	Master Funding LLC, 3.700%, due 10/31/05	2,492,063
4,200,000		Monument Gardens Funding LLC, 3.230%, due 10/11/05	4,195,858
5,466,000		Monument Gardens Funding LLC, 3.700%, due 11/18/05	5,438,597
2,400,000		Morgan Stanley, 2.600%, due 10/03/05	2,399,480
$3,000,000		Morgan Stanley, 3.710%, due 11/1/05	$2,990,132
5,000,000		Rabobank, 2.590%, due 10/03/05	4,998,922
550,000		Royal Bank of Scotland, 2.890%, due 10/04/05	549,824
500,000		Royal Bank of Scotland, 3.600%, due 10/17/05	499,151
2,100,000		St Germain Holdings Ltd., 3.500%, due 10/12/05	2,097,555
3,100,000	#	St Germain Holdings Ltd., 3.680%, due 10/26/05	3,091,783
1,200,000		St Germain Holdings Ltd., 3.680%, due 10/27/05	1,196,698
2,799,000	#	St Germain Holdings Ltd., 3.720% due 11/02/05	2,789,496
425,000		Svenska Handelsbank, Inc., 3.460%, due 10/11/05	424,550
8,300,000		Three Pillars Funding, 2.590%, due 10/3/05	8,298,206
1,013,000		Thunder Bay Funding, 3.300%, due 10/7/05	1,012,350
7,700,000		Tulip Funding Corp, 3.690%, due 10/28/05	7,677,940
530,000		UBS Financial, 3.620%, due 10/20/05	528,937
5,400,000	C	Verizon Global Funding Corp., 3.980%, due 10/13/06	5,400,000
750,000		Westpac Capital Corp., 3.430%, due 10/11/05	749,215
		Total Commercial Paper (Cost $95,794,812)	95,794,812

CORPORATE BONDS/NOTES: 37.0%
900,000	@@	Alliance & Leicester Group Treasury PLC, 3.813%, due 10/27/05	900,103
750,000	#	Allstate Financial Global Funding, 6.150%, due 02/01/06	755,041
4,900,000		American Express Bank FSB, 3.906%, due 03/16/06	4,900,000
1,000,000		American Express Centurion Bank, 3.890%, due 03/03/06	1,000,124
1,000,000		American Express Credit Corp., 3.820%, due 10/14/05	1,000,036
1,750,000	#,C	American General Finance Corp., 3.946%, due 10/13/06	1,750,000
2,165,000		American General Finance Corp., 5.875%, due 12/15/05	2,173,352
610,000		American General Finance Corp., 5.875%, due 07/14/06	618,679
3,500,000	#	American Honda Finance Corp., 0.000%, due 09/18/06	3,500,000
1,000,000	#	American Honda Finance Corp., 4.370%, due 10/03/05	1,000,008
2,750,000		Barclays Bank PLC, 3.754%, due 06/21/06	2,749,585
2,350,000		Bear Stearns Cos, Inc., 3.848%, due 09/28/06	2,350,000
2,500,000		Bear Stearns Cos, Inc., 3.930%, due 10/05/06	2,500,000
5,000,000		BNP Paribas, 3.742%, due 06/21/06	4,998,790

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING AELTUS MONEY MARKET FUND(1)	AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal
Amount				Value
$1,900,000		Citigroup, Inc., 6.750%, due 12/01/05		$1,909,459
1,000,000		Credit Suisse, 3.810%, due 02/13/06		1,000,028
1,200,000		Fannie Mae, 3.749%, due 10/07/05		1,200,021
5,000,000		General Electric Capital Corp., 4.040%, due 10/06/06		5,000,000
4,200,000	I	Goldman Sachs Group, 2.503%, due 02/13/06		4,200,000
2,200,000	#	Goldman Sachs Group LP, 3.966%, due 10/13/06		2,200,000
1,400,000	@@,#	HBOS Treasury Services PLC, 3.880%, due 09/01/06		1,400,000
4,100,000	@@,#	HBOS Treasury Services PLC, 4.011%, due 10/24/06		4,100,000
500,000		HSBC Finance Corp., 3.974%, due 06/22/06		500,157
1,800,000		HSBC Finance Corp., 6.500%, due 01/24/06		1,813,817
845,000		Lehman Brothers Holdings, Inc., 6.625%, due 02/05/06		852,475
6,700,000	#,I	Money Market Trust Series A, 3.843%, due 10/10/06		6,700,000
3,850,000		Morgan Stanley Group, Inc., 4.250%, due 03/27/06		3,855,115
2,350,000		Societe Generale, 3.771%, due 03/30/06		2,349,635
2,000,000	#	The Bank of New York Co., Inc., 3.870%, due 10/27/06		2,000,000
4,015,000		Verizon Global Funding Corp., 6.750%, due 12/01/05		4,040,790
2,500,000		Wells Fargo & Co., 3.910%, due 11/02/06		2,500,000
1,600,000		Westpac Banking Corp., 3.844%, due 10/11/06		1,600,000
		Total Corporate Bonds/Notes (Cost $77,417,215)		77,417,215

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.5%
		Federal Home Loan Bank: 5.8%
4,300,000		2.500%, due 12/15/05		4,295,170
5,700,000		3.764%, due 06/14/06		5,699,391
2,100,000		3.814%, due 07/21/06		2,100,000
				12,094,561

		Federal National Mortgage Association: 0.7%
1,400,000		6.000%, due 12/15/05		1,408,235
				1,408,235
		Total U.S. Government Agency Obligations (Cost $13,502,796)		13,502,796

REPURCHASE AGREEMENT: 1.3%
$2,762,000		Goldman Sachs Repurchase Agreement dated 09/30/05, 3.790% due 10/03/05, $1,079,341 to be received upon repurchase (Collateralized by $1,104,000 various U.S. Government Agency Obligations, 2.250%-3.000%, Market value plus accrued interest $1,100,603, due 08/30/06-12/04/06)		$2,762,000
		Total Repurchase Agreement (Cost $2,762,000)		2,762,000
		Total Investments In Securities (Cost $211,976,957)*	101.4%	$211,976,957
		Other Assets and Liabilities-Net	(1.4)	(2,904,724)
		Net Assets	100.0%	$209,072,233

(1)

All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@	Foreign Issuer
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
I	Illiquid security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GOVERNMENT FUND	AS OF SEPTEMBER 30, 2005 (UNAUDITED)

Principal
Amount			Value
CORPORATE BONDS/NOTES: 0.5%
		Diversified Financial Services: 0.5%
$ 272,726		Toyota Motor Credit Corp., 2.750%, due 08/06/09	$262,421
		Total Corporate Bonds/Notes (Cost $272,537)	262,421

U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.7%
		Federal Home Loan Bank: 5.0%
590,000		3.250%, due 12/17/07	576,078
1,400,000	C	3.875%, due 02/15/08	1,383,339
545,000	C	4.570%, due 10/17/08	541,099
			2,500,516

		Federal Home Loan Mortgage Corporation: 15.8%
1,375,000	C	2.700%, due 03/16/07	1,342,699
2,000,000	C	3.875%, due 01/12/09	1,959,312
1,000,000		5.125%, due 10/15/08	1,020,337
3,400,000		5.875%, due 03/21/11	3,585,888
44,151		9.500%, due 07/01/20	48,606
			7,956,842

		Federal National Mortgage Association: 15.2%
2,000,000	C	3.550%, due 01/12/07	1,979,892
1,600,000	C	3.875%, due 02/01/08	1,576,856
1,500,000		4.750%, due 01/02/07	1,505,028
1,660,000		5.250%, due 04/15/07	1,681,514
892,095		6.500%, due 02/01/29	930,558
			7,673,848

		Government National Mortgage Association: 0.5%
35,729		7.000%, due 12/15/23	37,769
68,418		7.000%, due 04/15/26	72,172
48,571		9.000%, due 05/15/16	52,851
75,638		9.000%, due 07/15/16	82,303
16,606		9.500%, due 11/15/21	18,401
			263,496

		Other Agency Obligations 0.2%
78,623		Small Business Administration Participation Certificates, 8.250%, due 11/01/11	82,491
			82,491
		Total U.S. Government Agency Obligations (Cost $18,681,588)	18,477,193

U.S. TREASURY OBLIGATIONS: 39.8%
		Treasury Inflation Protected Securities 4.5%
2,085,000		2.000%, due 01/15/14	2,251,505
			2,251,505

		U.S. Treasury Bonds: 27.5%
3,000,000	L, S	4.125%, due 08/15/10	2,987,463
1,775,000	L	4.250%, due 08/15/15	1,764,462
5,000,000	C, L	13.250%, due 05/15/14	6,508,985
2,310,000	C, L	14.000%, due 11/15/11	2,558,778
			13,819,688

		U.S. Treasury Notes: 7.8%
$ 25,000	S	2.625%, due 11/15/06	$24,598
3,021,000	L	4.000%, due 08/31/07	3,011,679
300,000		4.000%, due 02/15/14	293,297
500,000	L	6.250%, due 08/15/23	598,028
			3,927,602
		Total U.S. Treasury Obligations (Cost $21,077,340)	19,998,795

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.2%
		Commercial Mortgage-Backed Securities: 0.1%
47,391	C	CS First Boston Mortgage Securities Corp., 5.900%, due 12/16/35	47,759
			47,759

		Whole Loan Collateral Collaterallized Mortgage Obligations: 9.1%
2,270,113	C	Banc of America Mortgage Securities, 4.230%, due 05/25/34	2,266,831
606,259	C	Banc of America Mortgage Securities, 5.500%, due 12/25/33	589,784
986,864	C	Residential Accredit Loans, Inc., 6.000%, due 08/25/34	1,000,539
737,173	C	Thornburg Mortgage Securities Trust, 4.200%, due 09/25/34	739,103
			4,596,257
		Total Collateralized Mortgage Obligations (Cost $4,680,466)	4,644,016

MUNICIPAL BONDS: 0.9%
		Municipal: 0.9%
85,000		City of New York, 5.000%, due 11/01/08	89,314
85,000		City of New York, 5.000%, due 11/01/11	91,533
85,000	C	City of New York, 5.000%, due 11/01/15	92,017
150,000	C	City of New York, 5.000%, due 04/01/35	155,037
		Total Municipal Bonds (Cost $430,006)	427,901
		Total Long-Term Investments (Cost $45,141,937)	$43,810,326

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GOVERNMENT FUND	AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal
Amount			Value
SHORT-TERM INVESTMENTS: 38.0%
	Repurchase Agreement: 11.9%
$5,962,000	Morgan Stanley Repurchase Agreement dated 09/30/05, 3.750% due 10/03/05, $5,963,863 to be received upon repurchase (Collateralized by $6,190,000 Federal Home Loan Mortgage Association, 2.875%, Market value plus accrued interest $6,137,480, due 12/15/06)		5,962,000
	Total Repurchase Agreement (Cost $5,962,000)		5,962,000

	Securities Lending CollateralCC: 26.1%
3,286,000	Citigroup Global Markets Repurchase Agreement, 3.900%, due 10/03/05		3,286,000
3,286,851	Goldman Sachs & Co. Repurchase Agreement, 3.900%, due 10/03/05		3,286,851
3,287,000	JPMorgan Securitites Repurchase Agreement, 3.830%, due 10/03/05		3,287,000
3,286,000	Morgan Stanley Repurchase Agreement, 3.910%, due 10/03/05		3,286,000
	Total Securities Lending Collateral (Cost $13,145,851)		13,145,851
	Total Short-Term Investments (Cost $19,107,851)		19,107,851
	Total Investments in Securities (Cost $64,249,788)*	125.1%	$62,918,177
	Other Assets and Liabilities-Net	(25.1)	(12,613,666)
	Net Assets	100.0%	$50,304,511

C                                        Bond may be called prior to maturity date.

CC                                Securities Purchased with cash collateral for securitites loaned.

L                                         Loaned security, a portion or all of the security is on loan at September 30, 2005.

S                                         Segregated securities for futures, when-issued or delayed delivery securities held at September 30, 2005.

*                                         Cost for federal income tax purposes is the same as financial statement purposes. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$32,577
Gross Unrealized Depreciation	(1,364,188)
Net Unrealized Depreciation	$(1,331,611)

Information concerning open futures contracts for the ING Government Fund at Septmember 30, 2005 is shown below:

	No. of	Notional	Expiration	Unrealized
Short Contracts	Contracts	Market Value	Date	Gain
U.S. 2 Year Treasury Note	20	$4,117,812	01/05/2006	$ 8,650

	No. of	Notional	Expiration	Unrealized
Long Contracts	Contracts	Market Value	Date	Loss
U.S. 10 Year Treasury Note	15	$1,648,828	12/30/2005	$(15,309)

See Accompanying Notes to Financial Statements

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund

ING Convertible Fund

ING Equity and Bond Fund

ING Equity Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund

ING Government Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING International Fund

ING International Growth Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Precious Metals Fund

ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

ING Institutional Prime Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Income Fund

*                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-992-0180

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachussetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-AFIABCI	(0905-112705)

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2005

BROKERAGE
CASH
RESERVES

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PRESIDENT’S LETTER

JAMES M. HENNESSY	Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing the ING Global Equity Dividend and Premium Opportunity Fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

When the Fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the Fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The Fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent[1]. It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy President ING Funds October 27, 2005

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1    Morgan Stanley Capital International

1

MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2005

In the six months through September 30, 2005, major markets recovered after first quarter losses. Global equities rose 7.4%, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) (which is calculated in dollars and includes net reinvested dividends). Nearly half of the gain came in July, the best month since 2003. As for currencies, the dollar extended first quarter strength, based on faster U.S. growth and rising short-term interest rates. The euro was further buffeted by the defeat of a proposal for a European constitution, followed by an acrimonious stalemate on a European budget. For the six months, the U.S. currency rose 7.8% against the euro, 7.2% against the pound and 5.9% against the oil price sensitive yen.

Trends in investment grade U.S. fixed income securities had been dominated since the middle of 2004 by the flattening of the U.S. Treasury yield curve as ten-year yields fell even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates seven times to the end of March 2005. In the next five months, apart from approximately five weeks in July 2005 and early August 2005 when the economic data was more upbeat, fears of slowing activity and increasing inflation in the face of repeated record oil prices continued to mount. Inflation would only be controlled by continual “measured” increases in short-term interest rates. The curve-flattening trend was accordingly sustained by three more increases in May, June and August. August ended with second quarter GDP growth being revised downward and a final new record oil price of almost $70 as Hurricane Katrina’s devastation became known. The spread between ten-year and 13-week U.S. Treasury yields had shrunk to 59 basis points, the narrowest since March of 2001. The rebound was swift in early September. However, in Katrina’s aftermath gasoline prices soared: deflationary on demand, inflationary on costs. President Bush lunched with Chairman Greenspan and many hoped that the FOMC might then relent. This caused short-term interest rates to drift down and longer-term rates to rise. But by mid-September, factory prices were reported to have risen by the most in decades. The FOMC duly struck for the 11th time by raising short term interest rates. Katrina was only a near-term setback: the FOMC was still not done. Short rates snapped back, joining longer rates now on the way up. For the half-year the yield on the ten-year U.S. Treasury Note fell by 17 basis points to 4.33%, while the yield on 13-week U.S. Treasury Bills rose 75 basis points to 3.47%. The return on the broader Lehman Brothers Aggregate Bond Index(2) was 2.31%, with not much difference between the Treasury and Corporate components on average. High yield bonds did rather well as investors chased yield. The Lehman Brothers High Yield Bond Index(3) returned 3.71%.

The U.S. equities market in the form of the Standard & Poor’s 500 Index (“S&P 500 Index”)(4), gained 5.0% (including dividends) in the half-year through September. The period started with stocks on the downswing after reaching a 2005 high point on March 7. Economists keenly watched the swirling crosscurrents in the fixed income markets described above. Falling bond yields generally make stocks relatively more attractive. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. But inexorably rising short-term rates tend to dampen demand and profit margins. Still, stocks benefited from July’s positive reports, especially robust second quarter company earnings figures. On August 3, 2005, the S&P 500 Index reached its highest level in four years, but then fell back. It was not a sell-off, more the drift down of a market that was not particularly cheap or expensive, just one whose best days were probably behind it. Little headway was made in September after Hurricane Katrina followed by Rita. High prices at the pump were already here. An expensive winter for heating fuel appeared to be certain. Evidence of sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports. By month end, with consumer confidence slumping, some commentators could be heard grumbling about stagflation.

Internationally, Japan equities soared 15.0%, based on the MSCI Japan Index(5) calculated in dollars plus net dividends. The market did little until August, but thereafter a new sense of optimism took hold, based on an encouraging improvement in domestic demand. However mostly was due to the chance of a new reformist beginning under Prime Minister Koizumi, who won a landslide election victory in support of his proposal to privatize Japan Post, the savings vehicle of choice among the Japanese public and, improbably, the world’s largest financial institution.

European ex UK markets added 7.4% in the half-year according to the MSCI Europe ex UK Index(6) including net dividends. Such bullish performance belied bearish economic conditions. High unemployment and

2

MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2005

restrictive employment practices continued to depress domestic demand while political deadlock in Germany disappointed reformers. But this served only to depress the euro. Stock markets cheered the weaker currency, while corporate profits held up and merger and acquisition activity revived, allowing stocks to advance in the face of record low bond yields.

The UK market gained 5.7% calculated in dollars, based on the MSCI UK Index(7) including net dividends. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring property prices. By the period end, house prices were falling, manufacturing was in decline, retail sales were at multi-year lows and second quarter GDP growth was the slowest since 1993. Nonetheless, company earnings held up and despite terrorist attacks, investors supported an inexpensive market that paid over 3% in dividends as they waited for better times.

(1)     The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)     The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)     The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)     The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)     The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)     The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)     The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BROKERAGE CASH RESERVES	PORTFOLIO MANAGERS’ REPORT

Investme nt Types

as of September 30, 2005

(as a percent of total investments)

Portfolio holdings are subject to change daily.

The ING Brokerage Cash Reserve Fund (the “Fund”) seeks to provide a high current return, consistent with preservation of capital and liquidity through investment in high quality money market instruments. The Fund is managed by David S. Yealy, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: Economic growth remained strong during the six month period ended September 30, 2005 while core inflation moved higher and the unemployment rate continued its decline. Against this economic backdrop, the Federal Reserve Board’s Federal Open Market Committee (“FOMC”) continued its measured pace of increasing short-term interest rates, raising the Federal Funds rate in 0.25% increments at each of the FOMC meetings during the period from 2.75% as of March 31, 2005 to 3.75% as of September 30, 2005. Yields for short-term money market securities and for money market funds increased in direct response to the FOMC rate moves.

The Fund’s strategy of maintaining a high concentration in interest sensitive floating rate securities and focusing new purchases on very short-term maturities that typically matured prior to or just after the next FOMC meeting added to relative performance. The Fund purchased a limited amount of longer-term maturity securities in mid-2004, which originally added to performance in 2004 but were a small drag on performance this year as the Fed increased rates more than was priced in at the time of purchase. Those securities matured in April and May and the proceeds were reinvested in better performing floating rate securities and shorter-term securities.

Current Strategy and Outlook: The short-term market consensus as of the end of September 2005 is for the Federal Funds rate to be at approximately 4% at year-end. We believe that the FOMC will keep raising the Federal Funds rate at least 25 basis points at each of the meetings in the fourth quarter, taking the rate to 4.25% or higher and continue with additional increases in 2006. Our strategy continues to be one of focusing on new purchases that would mature before the next FOMC meeting, maintaining a high exposure to floating rate notes, and making selective purchases in the three-month and under maturity sector where yield levels fully price in 25 basis point increases at each of the Federal meetings in between. We plan on keeping our weighted average maturity relatively short until the markets start to price in a more aggressive Federal Reserve policy than what is currently priced into the market.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 to September 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Expenses Paid During Period* April 1, 2005 to September 30, 2005

Actual Fund Return	$1,000.00	$1,011.80	$4.79
Hypothetical (5% Return Before Expenses)	1,000.00	1,020.31	4.81

*      Expenses are equal to the Fund’s annualized expense ratios of 0.95%; multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES as of September 30, 2005 (Unaudited)

ASSETS:
Short-term investments at amortized cost	$283,265,873
Repurchase agreement	4,114,000
Cash	57,982
Receivables:
Dividends and interest	632,294
Other	1,811
Prepaid expenses	15,938
Reimbursement due from manager	22,415
Total assets	288,110,313

LIABILITIES:
Payable to affiliates	235,318
Payable director fees	6,274
Other accrued expenses and liabilities	62,511
Total liabilities	304,103
NET ASSETS (equivalent to $1.00 per share on 288,255,285 shares outstanding)	$287,806,210

NET ASSETS WERE COMPRISED OF:
Paid-in capital—shares of beneficial interest at $0.001 par value (1 billion shares authorized)	$288,253,353
Undistributed net investment income	11,848
Accumulated net realized loss on investments	(458,991)
NET ASSETS	$287,806,210

See Accompanying Notes to Financial Statements

6

STATEMENT OF OPERATIONS for the six months ended September 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest	$4,843,990
Total investment income	4,843,990

EXPENSES:
Investment management fees	296,424
Distribution and service fees	963,369
Transfer agent fees	74,490
Administrative service fees	118,570
Shareholder reporting expense	25,790
Registration fees	10,821
Professional fees	13,725
Custody and accounting expense	20,685
Directors fees	10,065
Insurance expense	602
Miscellaneous expense	7,790
Total expenses	1,542,331
Net waived and reimbursed fees	(132,513)
Net expenses	1,409,818
Net investment income	3,434,172

REALIZED GAIN ON INVESTMENTS
Net realized gain on investments	16,108
Net increase in net assets resulting from operations	$3,450,280

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended September 30, 2005	Year Ended March 31, 2005

FROM OPERATIONS:
Net investment income	$3,434,172	$2,616,633
Net realized gain on investments	16,108	171,685
Net increase in net assets resulting from operations	3,450,280	2,788,318

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,463,300)	(2,627,818)
Total distributions	(3,463,300)	(2,627,818)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	105,378,526	258,850,225
Dividends reinvested	3,463,300	2,627,818
	108,841,826	261,478,043
Cost of shares redeemed	(130,983,167)	(261,542,075)
Net decrease in net assets resulting from capital share transactions	(22,141,341)	(64,032)
Net increase (decrease) in net assets	(22,154,361)	96,468

NET ASSETS:
Beginning of period	309,960,571	309,864,103
End of period	$287,806,210	$309,960,571
Undistributed net investment income at end of year	$11,848	$40,976

See Accompanying Notes to Financial Statements

8

BROKERAGE CASH RESERVES (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months Ended September 30, 2005						Five Months Ended March 31, 2002(1)(2)

		Year Ended March 31,						Year Ended October 31,
		2005		2004		2003		2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01	0.01		0.00	*	0.01	0.01	0.04	0.05
Total from investment operations	$0.01	0.01		0.00	*	0.01	0.01	0.04	0.05
Less distributions from:
Net investment income	$0.01	0.01		0.00	*	0.01	0.01	0.04	0.05
Total distributions	$0.01	0.01		0.00	*	0.01	0.01	0.04	0.05
Net asset value, end of period	$1.00	1.00		1.00		1.00	1.00	1.00	1.00
Total Return(3)%	1.18	0.84	†	0.25	†	0.82	0.59	4.24	5.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$287,806	309,961		309,864		374,352	384,420	399,875	314,936
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	0.95	0.95		0.95		0.95	0.95	0.94	0.95
Gross expenses prior to expense reimbursement(4)%	1.04	1.04		1.06		1.06	1.04	1.04	1.03
Net investment income after expense reimbursement(4)(5)%	2.32	0.84		0.25		0.82	1.40	4.14	5.45

(1)     The Fund changed its fiscal year-end from October 31 to March 31.

(2)     Effective March 1, 2002 ING Investments, LLC became the Investment Manager of the Fund and ING Investment Management Co. was appointed as Sub-Adviser.

(3)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)     Annualized for periods less than one year.

(5)     The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.

*      Amount is less than $0.01 per share.

†      There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements.

9

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are seventeen separate funds which comprise ING Series Fund, Inc. The fund that is in this report is Brokerage Cash Reserves (“Fund”).

ING Investments, LLC (“ING Investments”) serves as the Investment Manager to the Fund. ING Investments has engaged ING Investment Management Co. (“ING IM”) to serve as the Sub-Adviser to the Fund. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Fund. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.    Security Valuation. The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B.    Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.    Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly, generally on the last business day of each month. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principals generally accepted in the United States of America for investment companies.

D.    Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.     Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

F.     Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

10

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.    Securities Lending. The Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at September 30, 2005.

H.    Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be deemed to be illiquid because they may not be readily marketable or may be considered liquid pursuant to procedures adopted by the Board. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an Investment Management Agreement with ING Investments (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee based on the Fund’s average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Manager.

Pursuant to an Administration Agreement, ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is reimbursed or compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, the Fund pays the Distributor a Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At September 30, 2005, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
$60,031	$19,210	$156,077	$235,318

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to 0.95% of the Fund’s average daily net assets. The Investment Manager may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statement of Assets and Liabilities. Actual expense ratios are included in the Financial Highlights. As of September 30, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

September 30,
2006	2007	2008	Total
$489,949	$284,720	$268,622	$1,043,291

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 7 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the six months ended September 30, 2005, the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months Ended September 30, 2005	Year Ended March 31, 2005
Brokerage Cash Reserves (Number of Shares)
Shares sold	105,378,526	258,850,225
Dividends reinvested	3,463,300	2,627,818
Shares redeemed	(130,983,167)	(261,542,075)
Net decrease in shares outstanding	(22,141,341)	(64,032)
Brokerage Cash Reserves ($)
Shares sold	$105,378,526	$258,850,225
Dividends reinvested	3,463,300	2,627,818
Shares redeemed	(130,983,167)	(261,542,075)
Net decrease	$(22,141,341)	$(64,032)

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $3,463,300 for the six months ended September 30, 2005, and $2,627,818 for the year ended March 31, 2005.

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2005 were:

Undistributed Ordinary Income	Capital Loss Carryforwards	Expiration Date
$40,976	$(475,099)	2009

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid. The Fund may invest up to 10% of its net assets in illiquid securities.

Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Newcastle CDO I Ltd., 3.860%, due 10/24/05	$3,200,000	10/23/03	$3,200,000	$3,200,000	1.1%
Newcastle CDO III Corp., 3.860%, due 09/25/06	3,200,000	09/22/05	3,200,000	3,200,000	1.1%
Goldman Sachs Group, Inc., 2.503%, due 02/13/06	6,500,000	01/13/05	6,500,000	6,500,000	2.3%
Money Market Trust Series A, 3.843%, due 10/10/06	7,400,000	04/15/03	7,400,000	7,400,000	2.6%
			$20,300,000	$20,300,000	7.1%

NOTE 11 — SUBSEQUENT EVENT

Dividends. Subsequent to September 30, 2005, the Fund declared dividends from net investment income of:

Per Share Amount	Payable Date	Record Date
$0.0025	November 1, 2005	Daily

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds,

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•      Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•      ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•      In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•      ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•      ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•      The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•      ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•      ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 13 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

NOTE 14 — QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at 800-992-0180.

15

PORTFOLIO OF INVESTMENTS

BROKERAGE CASH RESERVES(1)	AS OF SEPTEMBER 30, 2005 (UNAUDITED)

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 4.9%
$14,000,000		Washington Mutual Bank, 3.700%, due 05/31/06	$14,000,199
		Total Certificates of Deposit (Cost $14,000,199)	14,000,199

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.2%
3,000,000	@@,#,C	Cheyne 2004-1A, 3.780%, due 11/10/05	3,000,000
3,200,000	@@,#,I,C	Newcastle CDO I Ltd., 3.860%, due 10/24/05	3,200,000
3,200,000	@@,#,I,C	Newcastle CDO III Corp., 3.860%, due 09/25/06	3,200,000
3,300,000	@@,#,C	Putnam Structured Product CDO, 3.788%, due 11/15/05	3,300,000
2,300,000	#,C	Whitehawk CDO Funding Ltd., 3.890%, due 09/15/06	2,300,000
		Total Collateralized Mortgage Obligations (Cost $15,000,000)	15,000,000

COMMERCIAL PAPER: 50.5%
2,200,000		Alliance & Leicester PLC, 3.740%, due 12/07/05	2,184,564
650,000		Alliance & Leicester PLC, 3.910%, due 01/26/06	641,782
7,050,000		American Express Bank, 3.732%, due 03/16/06	7,050,000
6,000,000		American Express Credit Corp., 3.820%, due 10/14/05	6,000,185
4,100,000		ANZ National Intl., Ltd., 3.340%, due 10/14/05	4,094,677
7,000,000	@@, #	ASB Bank Ltd., 3.600%, due 11/01/05	6,977,697
2,000,000		Barton Capital Corp., 3.700%, due 11/01/05	1,993,437
6,900,000		Bear Stearns, Inc., 2.610%, due 10/03/05	6,898,501
1,500,000		CBA Finance, 3.490%, due 10/12/05	1,498,258
7,000,000		Concord Minutemen Capital LLC, 3.690%, due 10/25/05	6,982,127
4,100,000	#	Crown Point Capital Co., LLC, 3.630%, due 11/07/05	4,084,367
1,100,000		Danske Corp., 3.530%, due 10/25/05	1,097,309
6,500,000	I	Goldman Sachs Group, Inc., 2.503%, due 02/13/06	6,500,000
2,700,000		HBOS Treasury Services PLC, 3.600%, due 11/03/05	2,690,844
500,000		HBOS Treasury Services PLC, 3.880%, due 12/02/05	496,629
6,000,000		Master Funding LLC, 3.030%, due 10/05/05	5,997,472
3,000,000		Master Funding LLC, 3.340%, due 10/12/05	2,996,658
4,500,000	#	Master Funding LLC, 3.700%, due 10/31/05	4,485,713
1,000,000		Monument Gardens Funding LLC, 3.230%, due 10/11/05	999,014
$3,600,000		Monument Gardens Funding LLC, 3.700%, due 11/18/05	$3,581,952
8,400,000		Monument Gardens Funding LLC, 3.700%, due 11/18/05	8,357,888
4,000,000		Morgan Stanley, 2.600%, due 10/03/05	3,999,134
4,000,000		Morgan Stanley, 3.710%, due 11/01/05	3,986,842
7,000,000		Rabobank, 2.590%, due 10/03/05	6,998,491
3,000,000		Saint Germain Holdings Ltd., 3.500%, due 10/12/05	2,996,508
2,233,000	#	Saint Germain Holdings Ltd., 3.640%, due 10/21/05	2,228,272
1,700,000		Saint Germain Holdings Ltd., 3.680%, due 10/27/05	1,695,323
2,000,000	#	Saint Germain Holdings Ltd., 3.690%, due 10/26/05	1,994,681
4,000,000	#	Saint Germain Holdings Ltd, 3.720%, due 11/02/05	3,986,418
11,700,000		Three Pillars Funding Corp., 2.590%, due 10/03/05	11,697,472
1,600,000		Thunder Bay Funding, 3.300%, due 10/07/05	1,598,973
10,500,000		Tulip Funding Corp., 3.690%, due 10/28/05	10,469,918
6,200,000		Verizon Global Funding Corp., 3.980%, due 10/13/06	6,200,000
1,800,000		Westpac Capital Corp., 2.530%, due 10/03/05	1,799,620
		Total Commercial Paper (Cost $145,260,726)	145,260,726

CORPORATE BONDS/NOTES: 31.1%
900,000		AIG, 5.875%, due 07/14/06	912,805
1,250,000	@@	Alliance & Leicester PLC, 3.813%, due 10/27/05	1,250,143
2,600,000	#, C	American General Finance Corp., 3.768%, due 10/13/06	2,600,000
4,600,000	#	American Honda Finance Corp., 3.698%, due 09/18/06	4,600,000
1,500,000	#	American Honda Finance Corp., 3.799%, due 10/03/2005	1,500,012
3,750,000		Barclays Bank PLC, 3.754%, due 06/21/06	3,749,434
2,000,000		Barclays Bank PLC, 3.771%, due 10/31/05	1,999,940
3,325,000		Bear Stearns Cos, Inc., 3.848%, due 10/30/06	3,325,000
3,400,000		Bear Stearns Cos, Inc., 3.730%, due 10/05/06	3,400,000
7,000,000		BNP Paribas, 3.742%, due 06/21/06	6,998,306
2,000,000		Credit Suisse First Boston, 4.166%, due 06/19/06	2,003,245
2,700,000		Citigroup, Inc., 6.750%, due 12/01/05	2,713,113
1,900,000		Fannie Mae, 3.670%, due 10/07/05	1,900,034
2,900,000	@@, #	HBOS Treasury Services PLC, 3.713%, due 11/01/06	2,900,000

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS

BROKERAGE CASH RESERVES(1)	AS OF SEPTEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Principal Amount				Value
CORPORATE BONDS/NOTES (continued)
$4,800,000	@@, #	HBOS Treasury Services PLC, 4.011%, due 10/24/06		$4,800,000
2,400,000		HSBC Finance Corp., 6.500%, due 01/24/06		2,418,422
5,900,000		General Electric Capital Corp., 3.804%, due 10/06/06		5,900,739
3,200,000	#	Goldman Sachs Group, Inc., 3.788%, due 10/13/06		3,200,000
3,400,000		Marshall & Ilsley Bank, 3.896%, due 02/20/06		3,401,762
7,400,000	#, I	Money Market Trust Series A, 3.843%, due 10/10/06		7,400,000
5,150,000		Morgan Stanley, 4.250%, due 03/27/06		5,156,836
250,000		PNC Bank, 3.752%, due 03/21/06		249,928
3,500,000		Societe Generale, 3.771%, due 03/30/06		3,499,455
2,000,000	#	The Bank of New York Co., Inc., 3.870%, due 10/27/06		2,000,000
2,750,000		Wells Fargo & Co., 3.750%, due 11/02/06		2,750,000
2,100,000		Westpac Banking Corp., 3.844%, due 10/11/06		2,100,000
6,830,000	C	Verizon Global Funding Corp., 6.750%, due 12/01/05		6,871,363
		Total Corporate Bonds/Notes (Cost $89,600,537)		89,600,537

U.S. GOVERNMENT AGENCY OBILGATIONS: 6.8%

		Federal Home Loan Bank 6.0%
6,300,000		2.500%, due 12/15/05		6,292,924
8,100,000		3.568%, due 06/14/06		8,099,134
2,900,000		3.618%, due 07/21/06		2,900,000
				17,292,058
		Federal National Mortgage Association 0.8%
2,100,000		6.000%, due 12/15/05		2,112,353
				2,112,353
		Total U.S. Government Agency Obligations (Cost $19,404,411)		19,404,411

REPURCHASE AGREEMENT: 1.4%

		Repurchase Agreement: 1.4%
$4,114,000		Goldman Sachs Repurchase Agreement dated 09/30/05, 3.790%, due 10/03/05, $4,115,299 to be received upon repurchase (Collateralized by $4,210,000 by Federal Home Loan Bank, 4.000%, Market Value plus accrued interest $4,124,495, due 04/22/10).		$4,114,000
		Total Repurchase Agreement (Cost $4,114,000)		4,114,000
		Total Investments in Securities (Cost $287,379,873)*	99.9%	$287,379,873
		Other Assets and Liabilities-Net	0.1	426,337
		Net Assets	100.0%	$287,806,210

(1)           All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@        Foreign Issuer

#              Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

I               Illiquid security

C             Bond may be called prior to maturity date.

*              Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

17

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(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-992-0180

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-BCR	(0905-112705)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	December 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	December 6, 2005

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	December 6, 2005